                                                                    EXHIBIT 23.3



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 18, 1999 (except for the matters discussed in the next to last paragraph of Note 14 and all of Note 15, as to which the date is May 3, 1999), with respect to the financial statements and schedule of MapQuest.com, Inc. included in the Proxy Statement/Prospectus of MapQuest.com,
Inc. that is made part of the Registration Statement (Form S-4 No. 333-     ) of
America Online, Inc. for the registration of its common stock.


                                                        /s/ Ernst & Young LLP
Harrisburg, Pennsylvania
February 9, 2000

                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 21, 1999, with respect to the consolidated financial statements of America Online, Inc. included in its Annual Report on Form 10-K for the year ended June 30, 1999, filed with the Securities and Exchange Commission, incorporated by reference in the Proxy Statement/ Prospectus of MapQuest.com, Inc. that is made part of the Registration Statement
(Form S-4 No. 333-     ) of America Online, Inc. for the registration of its
common stock.


                                                /s/ Ernst & Young LLP


McLean, Virginia
February 9, 2000

                                                                Exhibit 23.3


                        Consent of Independent Auditors

        We consent to the reference to our firm under the caption "Experts" in the Proxy Statement of MapQuest.com, Inc. that is made part of the Registration Statement on Form S-4 and Prospectus of America Online, Inc. for the registration of its common stock and to the incorporation by reference therein of our reports dated February 3, 1999, with respect to the consolidated financial statements, schedule and supplementary information of Time Warner
Inc. ("Time Warner") and the consolidated financial statements and schedule of Time Warner Entertainment Company, L.P., included in Time Warner's Annual Report on Form 10-K for the year ended December 31, 1998, as amended by Time Warner's Form 10-K/A dated June 28, 1999, filed with the Securities and Exchange Commission.




                                                           /s/ERNST & YOUNG LLP

New York, New York
February 9, 2000